UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21529

                    The Gabelli Global Utility & Income Trust
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



                                (THE GABELLI GLOBAL UTILITY & INCOME TRUST LOGO)

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST

                                  Annual Report
                               December 31, 2008

TO OUR SHAREHOLDERS,

     The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

     Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

     Enclosed are the audited financial statements and the investment portfolio as of December 31, 2008.

COMPARATIVE RESULTS

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2008 (a)

                                                                       Since
                                                                      Inception
                                   Quarter    1 Year      3 Year     (05/28/04)
                                   -------    ------    ----------   ----------
GABELLI GLOBAL UTILITY &
   INCOME TRUST
   NAV TOTAL RETURN (b) .........    (9.67)%  (23.30)%       2.38%       5.37%
   INVESTMENT TOTAL RETURN (c) ..    (4.00)   (26.43)        2.84        1.60
S&P 500 Index ...................   (21.95)   (36.99)       (8.36)      (2.69)
S&P 500 Utilities Index .........   (10.92)   (28.98)        0.85        8.55
Lipper Utility Fund Average .....   (13.43)   (33.52)       (0.19)       6.92


(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE S&P 500 INDEX IS AN UNMANAGED INDICATOR OF STOCK MARKET PERFORMANCE. THE S&P 500 UTILITIES INDEX IS AN UNMANAGED INDICATOR OF ELECTRIC AND GAS UTILITY STOCK PERFORMANCE. THE LIPPER UTILITY FUND AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED. YOU CANNOT INVEST DIRECTLY IN AN INDEX.

(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN THE NET ASSET VALUE ("NAV") PER SHARE AND REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $19.06.

(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NYSE ALTERNEXT US AND REINVESTMENT OF DISTRIBUTIONS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $20.00.

                                             Sincerely yours,


                                             /s/ Bruce N. Alpert
                                             Bruce N. Alpert
                                             President

February 20, 2009

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                   SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2008:

LONG POSITIONS

Energy and Utilities: Integrated ..............    47.2%
Telecommunications ............................    10.3%
U.S. Government Obligations ...................     9.6%
Energy and Utilities:
   Electric Transmission and Distribution .....     6.3%
Cable and Satellite ...........................     5.9%
Energy and Utilities: Natural Gas Utilities ...     4.7%
Energy and Utilities: Natural Gas Integrated ..     3.7%
Energy and Utilities: Water ...................     3.7%
Energy and Utilities: Oil .....................     2.3%
Wireless Communications .......................     1.1%
Diversified Industrial ........................     1.1%
Aerospace .....................................     0.7%
Entertainment .................................     0.6%
Environmental Services ........................     0.6%
Independent Power Producers and
   Energy Traders .............................     0.5%
Real Estate ...................................     0.4%
Energy and Utilities: Alternative Energy ......     0.3%
Energy and Utilities: Services ................     0.2%
Metals and Mining .............................     0.2%
Transportation ................................     0.2%
Communications Equipment ......................     0.2%
Equipment and Supplies ........................     0.1%
Building and Construction .....................     0.1%
Business Services .............................     0.0%
                                                  -----
                                                  100.0%
                                                  =====

     THE GABELLI GLOBAL UTILITY & INCOME TRUST (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2008. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.

PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC's website at www.sec.gov.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

                                                                                     MARKET
  SHARES                                                               COST          VALUE
----------                                                          -----------   -----------
             COMMON STOCKS -- 89.8%
             ENERGY AND UTILITIES -- 70.7%
             ENERGY AND UTILITIES: ALTERNATIVE ENERGY -- 0.3%
             U.S. COMPANIES
     5,000   Ormat Technologies Inc. ............................   $   175,819   $   159,350
                                                                    -----------   -----------
             ENERGY AND UTILITIES:
             ELECTRIC TRANSMISSION AND DISTRIBUTION -- 6.3%
             NON U.S. COMPANIES
     8,775   National Grid plc, ADR .............................       401,681       442,786
     2,200   Red Electrica Corporacion SA .......................       112,195       110,092
             U.S. COMPANIES
     4,000   CH Energy Group Inc. ...............................       178,779       205,560
     2,000   Consolidated Edison Inc. ...........................        86,603        77,860
     5,000   Northeast Utilities ................................        90,818       120,300
    50,000   NSTAR ..............................................     1,187,449     1,824,500
    40,000   Pepco Holdings Inc. ................................       757,783       710,400
     1,666   UIL Holdings Corp. .................................        53,364        50,030
                                                                    -----------   -----------
                                                                      2,868,672     3,541,528
                                                                    -----------   -----------
             ENERGY AND UTILITIES: INTEGRATED -- 47.2%
             NON U.S. COMPANIES
   150,000   A2A SpA ............................................       276,010       265,012
       500   Areva SA ...........................................       204,193       243,258
     8,000   Chubu Electric Power Co. Inc. ......................       167,490       241,368
   152,000   Datang International Power
                Generation Co. Ltd., Cl. H ......................        59,610        80,411
     3,000   E.ON AG ............................................       196,712       118,599
     9,000   E.ON AG, ADR .......................................       209,576       366,750
    10,000   Electric Power
                Development Co. Ltd. ............................       252,321       387,204
    45,000   Enel SpA ...........................................       354,639       282,892
     9,760   Energias de Portugal SA, ADR .......................       262,599       372,832
    29,000   Enersis SA, ADR ....................................       172,657       369,460
   138,000   Hera SpA ...........................................       294,336       293,495
    10,000   Hokkaido Electric
                Power Co. Inc. ..................................       171,210       250,965
    10,000   Hokuriku Electric Power Co. ........................       165,392       281,302
    14,000   Huaneng Power
                International Inc., ADR .........................       421,063       408,520
    75,000   Iberdrola SA .......................................       381,224       681,818
    12,000   Iberdrola SA, ADR ..................................       598,500       432,000
     3,000   International Power plc ............................        25,732        10,363
    14,000   Korea Electric
                Power Corp., ADR ................................       174,519       162,540
    10,000   Kyushu Electric
                Power Co. Inc. ..................................       178,959       263,651
     4,500   Oesterreichische
                Elektrizitaetswirtschafts AG, Cl. A .............       209,779       203,670
    10,000   Shikoku Electric
                Power Co. Inc. ..................................       171,759       334,253
    10,000   The Chugoku Electric
                Power Co. Inc. ..................................       170,328       261,445
    16,000   The Kansai Electric
                Power Co. Inc. ..................................       284,746       458,908
    10,000   The Tokyo Electric
                Power Co. Inc. ..................................       220,693       330,943
    10,000   Tohoku Electric
                Power Co. Inc. ..................................       164,025       268,616
             U.S. COMPANIES
     1,000   Allegheny Energy Inc. ..............................        25,689        33,860
     2,000   ALLETE Inc. ........................................        71,269        64,540
    20,000   Ameren Corp. .......................................       872,504       665,200
    30,000   American Electric Power Co. Inc. ...................       947,988       998,400

                                                                                     MARKET
  SHARES                                                               COST          VALUE
----------                                                          -----------   -----------
     1,000   Avista Corp. .......................................   $    20,848   $    19,380
     6,000   Black Hills Corp. ..................................       181,668       161,760
       500   Cleco Corp. ........................................         9,790        11,415
       500   CMS Energy Corp. ...................................         5,055         5,055
     8,000   Dominion Resources Inc. ............................       354,027       286,720
    60,000   DPL Inc. ...........................................     1,627,242     1,370,400
    40,000   Duke Energy Corp. ..................................       563,153       600,400
     4,000   El Paso Electric Co.+ ..............................        81,903        72,360
    10,000   Florida Public Utilities Co. .......................       117,706       105,100
    14,000   FPL Group Inc. .....................................       654,896       704,620
    60,034   Great Plains Energy Inc. ...........................     1,689,883     1,160,457
    26,000   Hawaiian Electric
                Industries Inc. .................................       638,670       575,640
    29,500   Integrys Energy Group Inc. .........................     1,408,474     1,267,910
     7,000   Maine & Maritimes Corp. ............................       208,049       271,950
    15,000   MGE Energy Inc. ....................................       487,338       495,000
    44,000   NiSource Inc. ......................................       897,213       482,680
    13,000   NorthWestern Corp. .................................       390,834       305,110
    19,500   OGE Energy Corp. ...................................       481,891       502,710
     6,000   Otter Tail Corp. ...................................       180,524       139,980
     1,000   PG&E Corp. .........................................        33,930        38,710
    16,000   Pinnacle West Capital Corp. ........................       650,094       514,080
     4,200   PPL Corp. ..........................................       117,280       128,898
    31,000   Progress Energy Inc. ...............................     1,324,875     1,235,350
    32,000   Public Service Enterprise
                Group Inc. ......................................     1,065,920       933,440
    25,000   Puget Energy Inc. ..................................       685,388       681,750
    18,000   SCANA Corp. ........................................       646,320       640,800
    45,000   Southern Co. .......................................     1,322,848     1,665,000
     1,000   TECO Energy Inc. ...................................        15,970        12,350
    15,000   The AES Corp.+ .....................................       144,570       123,600
     1,250   The Empire District
                Electric Co. ....................................        28,573        22,000
    15,000   Unisource Energy Corp. .............................       369,330       440,400
    17,000   Vectren Corp. ......................................       408,701       425,170
    41,000   Westar Energy Inc. .................................       860,569       840,910
     5,000   Wisconsin Energy Corp. .............................       171,276       209,900
    45,000   Xcel Energy Inc. ...................................       761,339       834,750
                                                                    -----------   -----------
                                                                     26,311,669    26,418,030
                                                                    -----------   -----------
             ENERGY AND UTILITIES: NATURAL GAS INTEGRATED -- 3.7%
             NON U.S. COMPANIES
    80,000   Snam Rete Gas SpA ..................................       347,871       440,367
             U.S. COMPANIES
    25,000   El Paso Corp. ......................................       220,000       195,750
     1,000   Energen Corp. ......................................        30,935        29,330
    18,000   National Fuel Gas Co. ..............................       488,706       563,940
     2,000   ONEOK Inc. .........................................        51,437        58,240
    25,000   Southern Union Co. .................................       511,729       326,000
    30,000   Spectra Energy Corp. ...............................       634,201       472,200
                                                                    -----------   -----------
                                                                      2,284,879     2,085,827
                                                                    -----------   -----------
             ENERGY AND UTILITIES: NATURAL GAS UTILITIES -- 4.7%
             NON U.S. COMPANIES
     1,000   Enagas .............................................        28,972        21,629
     1,890   GDF Suez+ ..........................................        62,915        94,553
    11,454   GDF Suez, ADR ......................................       362,710       566,400
     6,867   GDF Suez, Strips+ ..................................             0            10
             U.S. COMPANIES
    16,000   Atmos Energy Corp. .................................       394,047       379,200
     2,000   Chesapeake Utilities Corp. .........................        53,224        62,960
    20,000   Nicor Inc. .........................................       667,385       694,800
     5,000   Piedmont Natural Gas Co. Inc. ......................       116,790       158,350
    10,000   Southwest Gas Corp. ................................       250,760       252,200
     8,000   The Laclede Group Inc. .............................       245,865       374,720
                                                                    -----------   -----------
                                                                      2,182,668     2,604,822
                                                                    -----------   -----------

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2008

                                                                                     MARKET
  SHARES                                                               COST          VALUE
----------                                                          -----------   -----------
             COMMON STOCKS (CONTINUED)
             ENERGY AND UTILITIES (CONTINUED)
             ENERGY AND UTILITIES: OIL -- 2.3%
             NON U.S. COMPANIES
       500   Niko Resources Ltd. ................................   $    28,728   $    17,209
    11,000   Petroleo Brasileiro SA, ADR ........................       384,000       269,390
     9,000   Royal Dutch Shell plc, Cl. A, ADR ..................       460,931       476,460
             U.S. COMPANIES
     3,000   Chevron Corp. ......................................       182,580       221,910
     2,000   ConocoPhillips .....................................        74,050       103,600
     2,000   Devon Energy Corp. .................................        67,255       131,420
     1,000   Exxon Mobil Corp. ..................................        45,500        79,830
                                                                    -----------   -----------
                                                                      1,243,044     1,299,819
                                                                    -----------   -----------
             ENERGY AND UTILITIES: SERVICES -- 0.2%
             NON U.S. COMPANIES
     6,000   ABB Ltd., ADR ......................................        75,032        90,060
             U.S. COMPANIES
     2,500   Halliburton Co. ....................................        60,195        45,450
                                                                    -----------   -----------
                                                                        135,227       135,510
                                                                    -----------   -----------
             ENERGY AND UTILITIES: WATER -- 3.7%
             NON U.S. COMPANIES
     1,000   Consolidated Water Co. Ltd. ........................        20,230        12,500
    47,000   Severn Trent plc ...................................       831,215       809,541
    37,090   United Utilities Group plc .........................       366,828       334,089
             U.S. COMPANIES
     8,666   Aqua America Inc. ..................................       129,735       178,433
     2,700   California Water
                Service Group ...................................        76,295       125,361
     4,000   Middlesex Water Co. ................................        75,033        68,920
    17,000   SJW Corp. ..........................................       277,304       508,980
                                                                    -----------   -----------
                                                                      1,776,640     2,037,824
                                                                    -----------   -----------
             DIVERSIFIED INDUSTRIAL -- 1.1%
             NON U.S. COMPANIES
    13,000   Bouygues SA ........................................       434,634       545,732
             U.S. COMPANIES
     3,000   Woodward Governor Co. ..............................        42,552        69,060
                                                                    -----------   -----------
                                                                        477,186       614,792
                                                                    -----------   -----------
             ENVIRONMENTAL SERVICES -- 0.6%
             NON U.S. COMPANIES
       500   Suez Environnement SA+ .............................             0         8,549
    10,000   Veolia Environnement ...............................       322,146       308,590
                                                                    -----------   -----------
                                                                        322,146       317,139
                                                                    -----------   -----------
             EQUIPMENT AND SUPPLIES -- 0.1%
             U.S. COMPANIES
     1,200   Flowserve Corp. ....................................        77,321        61,800
                                                                    -----------   -----------
             INDEPENDENT POWER PRODUCERS AND ENERGY TRADERS
                -- 0.5%
             U.S. COMPANIES
    12,000   NRG Energy Inc.+ ...................................       289,986       279,960
                                                                    -----------   -----------
             TOTAL ENERGY AND UTILITIES .........................    38,145,257    39,556,401
                                                                    -----------   -----------
             COMMUNICATIONS -- 17.3%
             CABLE AND SATELLITE -- 5.9%
             NON U.S. COMPANIES
    10,000   Cogeco Inc. ........................................       195,069       201,701

  SHARES/                                                                            MARKET
  UNITS                                                                COST          VALUE
----------                                                          -----------   -----------
     2,500   Rogers Communications Inc., Cl. B ..................   $    25,532   $    75,200
     5,400   Zon Multimedia Servicos de Telecomunicacoes e
                Multimedia SGPS SA ..............................        53,052        27,848
             U.S. COMPANIES
    25,000   Cablevision Systems Corp., Cl. A ...................       580,792       421,000
    20,000   DISH Network Corp., Cl. A+ .........................       484,898       221,800
     3,600   EchoStar Corp., Cl. A+ .............................       103,356        53,532
     4,580   Liberty Global Inc., Cl. A+ ........................        86,290        72,914
     4,000   Liberty Global Inc., Cl. C+ ........................        72,761        60,720
    95,000   The DIRECTV Group Inc.+ ............................     2,154,874     2,176,450
                                                                    -----------   -----------
                                                                      3,756,624     3,311,165
                                                                    -----------   -----------
             TELECOMMUNICATIONS -- 10.3%
             NON U.S. COMPANIES
     2,102   Bell Aliant Regional Communications
                Income Fund (a)(b) ..............................        51,669        40,099
    26,000   BT Group plc, ADR ..................................       890,462       519,480
    32,000   Deutsche Telekom AG, ADR ...........................       558,559       489,600
     6,000   France Telecom SA, ADR .............................       149,213       168,420
     3,000   Manitoba Telecom Services Inc. .....................       100,193        87,436
     1,000   Orascom Telecom
             Holding SAE, GDR ...................................        21,055        27,634
    25,000   Portugal Telecom SGPS SA . .........................       299,870       210,940
    15,000   Royal KPN NV, ADR ..................................       114,993       220,950
     1,500   Swisscom AG ........................................       478,884       478,461
    20,000   Telecom Italia SpA .................................        65,112        31,971
    16,000   Telefonica SA, ADR .................................       658,948     1,078,240
    14,000   Telefonos de Mexico SAB de
                CV, Cl. L, ADR ..................................       126,939       293,160
    13,000   Telmex Internacional SAB de CV, ADR ................        82,025       147,680
             U.S. COMPANIES
    31,000   AT&T Inc. ..........................................       897,648       883,500
       471   FairPoint Communications Inc. ......................         4,567         1,545
    26,000   Sprint Nextel Corp.+ ...............................       377,332        47,580
     5,000   Telephone & Data Systems Inc. ......................       178,025       158,750
    25,000   Verizon Communications Inc. ........................       908,836       847,500
                                                                    -----------   -----------
                                                                      5,964,330     5,732,946
                                                                    -----------   -----------
             WIRELESS COMMUNICATIONS -- 1.1%
             NON U.S. COMPANIES
     1,400   America Movil SAB de CV,
                Cl. L, ADR ......................................        76,957        43,386
     6,000   Millicom International
                Cellular SA .....................................       446,019       269,460
     1,600   Mobile TeleSystems
                OJSC, ADR .......................................        54,874        42,688
    10,000   Vimpel-Communications,
                ADR .............................................        68,250        71,600
     4,000   Vodafone Group plc, ADR ............................       119,414        81,760
             U.S. COMPANIES
     3,000   United States Cellular Corp.+ ......................       131,253       129,720
                                                                    -----------   -----------
                                                                        896,767       638,614
                                                                    -----------   -----------
             TOTAL COMMUNICATIONS ...............................    10,617,721     9,682,725
                                                                    -----------   -----------

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2008

                                                                                     MARKET
  SHARES                                                               COST          VALUE
----------                                                          -----------   -----------
             COMMON STOCKS (CONTINUED)
             OTHER -- 1.8%
             AEROSPACE -- 0.7%
             NON U.S. COMPANIES -- 0.7%
    74,000   Rolls-Royce Group plc+ .............................   $   549,871   $   356,951
 4,232,800   Rolls-Royce Group plc, Cl. C+ ......................         6,600         6,086
                                                                    -----------   -----------
                                                                        556,471       363,037
                                                                    -----------   -----------
             BUILDING AND CONSTRUCTION -- 0.1%
             NON U.S. COMPANIES
       400   Acciona SA .........................................        42,173        49,486
                                                                    -----------   -----------
             BUSINESS SERVICES -- 0.0%
             NON U.S. COMPANIES
     3,700   Sistema JSFC, GDR ..................................        95,995        20,350
                                                                    -----------   -----------
             ENTERTAINMENT -- 0.6%
             NON U.S. COMPANIES
    10,000   Vivendi ............................................       309,439       323,394
                                                                    -----------   -----------
             METALS AND MINING -- 0.2%
             NON U.S. COMPANIES
     6,400   Compania de Minas Buenaventura
                SA, ADR .........................................        66,939       127,488
                                                                    -----------   -----------
             REAL ESTATE -- 0.1%
             NON U.S. COMPANIES
     3,000   Brookfield Asset Management Inc.,
                Cl. A ...........................................       101,390        45,810
                                                                    -----------   -----------
             TRANSPORTATION -- 0.1%
             U.S. COMPANIES
     2,000   GATX Corp. .........................................        56,076        61,940
                                                                    -----------   -----------
             TOTAL OTHER ........................................     1,228,483       991,505
                                                                    -----------   -----------
             TOTAL COMMON STOCKS ................................    49,991,461    50,230,631
                                                                    -----------   -----------
             CONVERTIBLE PREFERRED STOCKS -- 0.1%
             COMMUNICATIONS -- 0.0%
             TELECOMMUNICATIONS -- 0.0%
             U.S. COMPANIES
     1,000   Cincinnati Bell Inc.,
                6.750% Cv. Pfd., Ser. B .........................        37,075        23,000
                                                                    -----------   -----------
             OTHER -- 0.1%
             TRANSPORTATION -- 0.1%
             U.S. COMPANIES
       200   GATX Corp., $2.50 Cv. Pfd. .........................        26,010        51,462
                                                                    -----------   -----------
             TOTAL CONVERTIBLE PREFERRED STOCKS .................        63,085        74,462
                                                                    -----------   -----------
             WARRANTS -- 0.0%
             COMMUNICATIONS -- 0.0%
             WIRELESS COMMUNICATIONS -- 0.0%
             NON U.S. COMPANIES
     1,000   Bharti Airtel Ltd.,
                expire 09/19/13+ (b) ............................        13,016        14,691
                                                                    -----------   -----------

 PRINCIPAL                                                                          MARKET
  AMOUNT                                                               COST          VALUE
----------                                                          -----------   -----------
             CONVERTIBLE CORPORATE BONDS -- 0.5%
             COMMUNICATIONS -- 0.2%
             COMMUNICATIONS EQUIPMENT -- 0.2%
             U.S. COMPANIES
$  100,000   Agere Systems Inc., Sub. Deb. Cv.,
                6.500%, 12/15/09 ................................   $   100,462   $    98,625
                                                                    -----------   -----------
             OTHER -- 0.3%
             REAL ESTATE -- 0.3%
             U.S. COMPANIES
   350,000   Palm Harbor Homes Inc., Cv.,
                3.250%, 05/15/24 ................................       326,201       167,563
                                                                    -----------   -----------
             TOTAL CONVERTIBLE
                CORPORATE BONDS .................................       426,663       266,188
                                                                    -----------   -----------
             U.S. GOVERNMENT OBLIGATIONS -- 9.6%
             U.S. TREASURY BILLS -- 7.5%
 4,180,000   U.S. Treasury Bills,
                0.071% to 0.641%++,
                01/08/09 to 06/25/09 ............................     4,178,721     4,178,012
                                                                    -----------   -----------
             U.S. TREASURY NOTES -- 2.1%
 1,150,000      4.500%, 04/30/09 ................................     1,162,365     1,166,622
                                                                    -----------   -----------
             TOTAL U.S. GOVERNMENT
                OBLIGATIONS .....................................     5,341,086     5,344,634
                                                                    -----------   -----------
TOTAL INVESTMENTS -- 100.0% .....................................   $55,835,311    55,930,606
                                                                    ===========
OTHER ASSETS AND LIABILITIES (NET) ..............................                     490,936
                                                                                  -----------
NET ASSETS -- COMMON SHARES
   (3,050,236 common shares outstanding) ........................                 $56,421,542
                                                                                  ===========
NET ASSET VALUE PER COMMON SHARE
   ($56,421,542 / 3,050,236 shares outstanding) .................                 $     18.50
                                                                                  ===========

----------
(a) Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2008, the market value of fair valued securities amounted to $40,099 or 0.07% of total investments.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, the market value of Rule 144A securities amounted to $54,790 or 0.10% of total investments.

+    Non-income producing security.

++   Represents annualized yield at date of purchase.

ADR American Depositary Receipt

GDR Global Depositary Receipt

                                                                       % OF
                                                                      MARKET        MARKET
GEOGRAPHIC DIVERSIFICATION                                            VALUE          VALUE
--------------------------                                          -----------   -----------
North America ...................................................      69.6%      $38,927,859
Europe ..........................................................      21.4        11,981,924
Japan ...........................................................       5.5         3,078,654
Latin America ...................................................       2.3         1,263,064
Asia/Pacific ....................................................       1.2           651,471
Africa/Middle East. .............................................       0.0            27,634
                                                                      -----       -----------
Total Investments ...............................................     100.0%      $55,930,606
                                                                      =====       ===========

                See accompanying notes to financial statements.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS:
   Investments, at value (cost $55,835,311) ...............   $ 55,930,606
   Foreign currency, at value (cost $15) ..................             11
   Cash ...................................................         92,771
   Receivable for investments sold ........................        242,713
   Dividends and interest receivable ......................        174,273
   Unrealized appreciation on swap contracts ..............         21,588
   Deferred offering expense ..............................        109,678
   Prepaid expense ........................................          3,344
                                                              ------------
   TOTAL ASSETS ...........................................     56,574,984
                                                              ------------
LIABILITIES:
   Payable for investment advisory fees ...................         46,328
   Payable for payroll expenses ...........................         18,960
   Payable for accounting fees ............................          7,502
   Payable for shareholder communications expenses ........         26,305
   Payable for legal and audit fees .......................         45,718
   Other accrued expenses .................................          8,629
                                                              ------------
   TOTAL LIABILITIES ......................................        153,442
                                                              ------------
   NET ASSETS applicable to 3,050,236 shares outstanding ..   $ 56,421,542
                                                              ============
NET ASSETS CONSIST OF:
   Paid-in capital, at $0.001 par value ...................   $ 56,821,854
   Accumulated distributions in excess of net
      investment income ...................................        (38,265)
   Accumulated distributions in excess of net realized
      gain on investments, swap contracts, and foreign
      currency transactions ...............................       (478,837)
   Net unrealized appreciation on investments .............         95,295
   Net unrealized appreciation on swap contracts ..........         21,588
   Net unrealized depreciation on foreign
      currency translations ...............................            (93)
                                                              ------------
   NET ASSETS .............................................   $ 56,421,542
                                                              ============
NET ASSET VALUE PER COMMON SHARE:
   ($56,421,542 / 3,050,236 shares outstanding;
   unlimited number of shares authorized) .................   $      18.50
                                                              ============

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $90,044) ............   $  2,348,399
   Interest ...............................................        116,036
                                                              ------------
   TOTAL INVESTMENT INCOME ................................      2,464,435
                                                              ------------
EXPENSES:
   Investment advisory fees ...............................        669,577
   Payroll expenses .......................................         78,430
   Trustees' fees .........................................         58,167
   Legal and audit fees ...................................         57,333
   Shareholder communications expenses ....................         48,122
   Accounting fees ........................................         45,000
   Custodian fees .........................................         34,417
   Shareholder services fees ..............................         13,703
   Interest expense .......................................            236
   Miscellaneous expenses .................................         26,818
                                                              ------------
   TOTAL EXPENSES .........................................      1,031,803
   Less: Custodian fee credits ............................           (544)
                                                              ------------
   NET EXPENSES ...........................................      1,031,259
                                                              ------------
   NET INVESTMENT INCOME ..................................      1,433,176
                                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
   SWAP CONTRACTS, AND FOREIGN CURRENCY:
   Net realized gain on investments .......................        985,136
   Net realized loss on swap contracts ....................       (263,955)
   Net realized loss on foreign currency transactions .....           (538)
                                                              ------------
   Net realized gain on investments, swap contracts, and
      foreign currency transactions .......................        720,643
                                                              ------------
   Net change in unrealized appreciation/(depreciation):
      on investments ......................................    (19,867,653)
      on swap contracts ...................................         17,324
      on foreign currency translations ....................         (1,989)
                                                              ------------
   Net change in unrealized appreciation/(depreciation) on
      investments, swap contracts, and foreign
      currency translations ...............................    (19,852,318)
                                                              ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
      SWAP CONTRACTS, AND FOREIGN CURRENCY ................    (19,131,675)
                                                              ------------
   NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .....................................   $(17,698,499)
                                                              ============

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED          YEAR ENDED
                                                                   DECEMBER 31, 2008   DECEMBER 31, 2007
                                                                   -----------------   -----------------
OPERATIONS:
   Net investment income .......................................      $  1,433,176        $ 1,402,938
   Net realized gain on investments, swap contracts, and foreign
      currency transactions ....................................           720,643          3,477,970
   Net change in unrealized appreciation/(depreciation) on
      investments, swap contracts, and foreign currency
      translations .............................................       (19,852,318)         2,757,570
                                                                      ------------        -----------
   NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS ..........................................       (17,698,499)         7,638,478
                                                                      ------------        -----------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income .......................................        (1,677,946)          (921,781)
   Net realized short-term gain ................................          (240,202)          (859,557)
   Net realized long-term gain .................................        (1,222,057)        (2,885,523)
   Return of capital ...........................................          (520,078)                --
                                                                      ------------        -----------
   TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ..................        (3,660,283)        (4,666,861)
                                                                      ------------        -----------
FUND SHARE TRANSACTIONS:
   Contribution from Adviser ...................................             1,974                 --
                                                                      ------------        -----------
   NET INCREASE/(DECREASE) IN NET ASSETS .......................       (21,356,808)         2,971,617
NET ASSETS:
   Beginning of period .........................................        77,778,350         74,806,733
                                                                      ------------        -----------
   End of period (including undistributed net investment income
      of $0 and $471,028, respectively) ........................      $ 56,421,542        $77,778,350
                                                                      ============        ===========

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                      YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------        PERIOD ENDED
                                                                2008       2007       2006      2005    DECEMBER 31, 2004 (b)
                                                              --------   -------    -------   -------   ---------------------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...................   $ 25.50    $ 24.52    $ 20.45   $ 21.03         $ 19.06(c)
                                                              -------    -------    -------   -------         -------
   Net investment income ..................................      0.47       0.45       0.64      0.64            0.28
   Net realized and unrealized gain/(loss) on investments,
      swap contracts, and foreign currency transactions ...     (6.27)      2.06       4.63      0.23            2.29
                                                              -------    -------    -------   -------         -------
   Total from investment operations .......................     (5.80)      2.51       5.27      0.87            2.57
                                                              -------    -------    -------   -------         -------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   Net investment income ..................................     (0.55)     (0.30)     (0.65)    (0.63)          (0.28)
   Net realized gain ......................................     (0.48)     (1.23)     (0.55)    (0.82)          (0.06)
   Return of capital ......................................     (0.17)        --         --        --           (0.26)
                                                              -------    -------    -------   -------         -------
   Total distributions to common shareholders .............     (1.20)     (1.53)     (1.20)    (1.45)          (0.60)
                                                              -------    -------    -------   -------         -------
CAPITAL SHARE TRANSACTIONS:
   Contribution from Adviser ..............................      0.00*        --         --        --              --
                                                              -------    -------    -------   -------         -------
   Total capital share transactions .......................      0.00*        --         --        --              --
                                                              -------    -------    -------   -------         -------
   NET ASSET VALUE, END OF PERIOD .........................   $ 18.50    $ 25.50    $ 24.52   $ 20.45         $ 21.03
                                                              =======    =======    =======   =======         =======
   NAV total return + .....................................    (23.30)%    10.46%     26.66%      4.2%           13.9%(d)
                                                              =======    =======    =======   =======         =======
   Market value, end of period ............................   $ 15.90    $ 23.05    $ 22.17   $ 17.76         $ 19.63
                                                              =======    =======    =======   =======         =======
   Total investment return ++ .............................    (26.43)%    11.29%     32.83%     (2.3)%           1.3%(e)
                                                              =======    =======    =======   =======         =======
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...................   $56,422    $77,778**  $74,807   $62,381         $64,160
   Ratio of net investment income to average net assets ...      2.15%      1.82%      2.92%     2.99%           2.23%(f)
   Ratio of operating expenses to average net assets (a) ..      1.54%      1.55%      1.66%     1.56%           1.49%(f)
   Portfolio turnover rate +++ ............................      24.3%      16.7%      21.8%     21.0%           16.9%

----------
+ Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan. Total return for a period of less than one year is not annualized.

+++ Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007, 2006, and 2005 would have been 35.0%, 22.2%, 37.8%, respectively. The portfolio turnover rate for the period ended December 31, 2004 would have been as shown.

*    Amount represents less than $0.005 per share.

**   Revised to correct a typographical error.

(a) For the years ended December 31, 2008, 2007, 2006, and 2005, the effect of the custodian fee credits was minimal.

(b) The Gabelli Global Utility & Income Trust commenced investment operations on May 28, 2004.

(c) The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(d) Based on net asset value per share at commencement of operations of $19.06 per share.

(e) Based on market value per share at initial public offering of $20.00 per share.

(f)  Annualized.

                See accompanying notes to financial statements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Utility & Income Trust (the "Fund") is a non-diversified closed-end management investment company organized as a Delaware statutory trust on March 8, 2004 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Investment operations commenced on May 28, 2004.

     The Fund's investment objective is to seek a consistent level of after-tax total return over the long term with an emphasis currently on qualified dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, or water and infrastructure operations, and in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     Statement of Financial Accounting Standard No. 157, "Fair Value Measurements" ("SFAS 157") clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value, and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:

     -    Level 1 - quoted prices in active markets for identical securities;

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

     - Level 3 - significant unobservable inputs (including the Fund's determinations as to the fair value of investments).

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund's investments and other financial instruments, by inputs used to value the Fund's investments as of December 31, 2008 is, as follows:

                                                INVESTMENTS IN    INSTRUMENTS
                                                  SECURITIES      (UNREALIZED
                                                (MARKET VALUE)   APPRECIATION)*
VALUATION INPUTS                                    ASSETS           ASSETS
----------------                                --------------   -------------
Level 1 - Quoted Prices                           $50,258,908             --
Level 2 - Other Significant Observable Inputs       5,671,698        $21,588
                                                  -----------        -------
Total                                             $55,930,606        $21,588
                                                  ===========        =======

There were no Level 3 investments held at December 31, 2007 and 2008.

----------
* Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, and swaps which are valued at the unrealized appreciation/depreciation on the investment.

     In March 2008, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standard No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") that is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 on the Fund's financial statement disclosures.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. It is the policy of the Fund to always receive and maintain securities as collateral whose market value, including accrued interest, are at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2008, there were no open repurchase agreements.

     SWAP AGREEMENTS. The Fund may enter into equity and contract for difference swap transactions. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In a swap, a set of future cash flows are exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts, or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize the risk. Depending on the general state of short-term interest rates and the returns of the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments. In addition, at the time an equity swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments.

     The use of derivative instruments involves, to varying degrees, elements of market and counterparty risk in excess of the amount recognized on the following page.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Effective March 16, 2008, Bear, Stearns International Limited entered into a Guaranty Agreement with JPMorgan Chase & Co., whereby JPMorgan Chase & Co. unconditionally guarantees the due and punctual payment of certain liabilities of Bear, Stearns International Limited, including the current liabilities of Bear, Stearns International Limited to the Fund. As of December 31, 2008, the Fund held a contract for difference swap with Bear, Stearns International Limited which is covered by the JPMorgan Chase & Co. Guaranty Agreement as of the date of the report. Details of the swap at December 31, 2008 are as follows:

    NOTIONAL          EQUITY SECURITY            INTEREST RATE/       TERMINATION   NET UNREALIZED
     AMOUNT               RECEIVED           EQUITY SECURITY PAID         DATE       APPRECIATION
    --------       ---------------------   ------------------------   -----------   --------------
                                             Overnight LIBOR plus
                        Market Value       40 bps plus Market Value
$219,536 (50,000      Appreciation on:         Depreciation on:
   Shares)         Rolls-Royce Group plc     Rolls-Royce Group plc      03/17/09        $21,588

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2008, there were no open futures contracts.

     SECURITIES SOLD SHORT. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The Fund did not hold any short positions as of December 31, 2008.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2008, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/loss on investments.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits." When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2008, reclassifications were made to increase accumulated distributions in excess of net investment income by $264,523 and decrease accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $264,523.

     The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

                                                        YEAR ENDED     YEAR ENDED
                                                       DECEMBER 31,   DECEMBER 31,
                                                           2008           2007
                                                       ------------   ------------
                                                          COMMON         COMMON
                                                       ------------   ------------
DISTRIBUTIONS PAID FROM:
Ordinary income (inclusive of net short-term capital
   gains) ..........................................    $1,918,148     $1,782,462
Net long-term capital gains ........................     1,222,057      2,884,399
Return of capital ..................................       520,078             --
                                                        ----------     ----------
Total distributions paid ...........................    $3,660,283     $4,666,861
                                                        ==========     ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund's fiscal year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund deferred capital losses of $431,743.

     At December 31, 2008, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustment on passive foreign investment companies.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     As of December 31, 2008, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments ......................     $  31,788
Net unrealized appreciation on swap contracts and foreign
   currency translations ........................................           (93)
Post-October capital loss deferral ..............................      (431,743)
Other temporary differences* ....................................          (264)
                                                                      ---------
Total ...........................................................     $(400,312)
                                                                      =========

----------
* Other temporary differences are primarily due to swap accrual adjustments and basis adjustments from investments in hybrid securities and conversion premiums.

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/depreciation at December 31, 2008:

                                         GROSS         GROSS
                                      UNREALIZED     UNREALIZED    NET UNREALIZED
                           COST      APPRECIATION   DEPRECIATION    APPRECIATION
                       -----------   ------------   ------------   -------------
Investments ........   $55,898,818    $5,786,061    $(5,754,273)       $31,788

     FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48") provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold are recorded as a tax benefit or expense in the current year. In accordance with FIN 48, management has analyzed the Fund's tax positions taken on the federal and state income tax returns for all open tax years (the current and prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements. Management's determination regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, an on-going analysis of tax laws, regulations, and interpretations thereof.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly total assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs.

     During the year ended December 31, 2008, the Fund paid brokerage commissions on security trades of $15,055 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2008, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund's Chief Compliance Officer. For the year ended December 31, 2008 the Fund paid or accrued $78,430, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Trustee who is not considered to be an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2008, other than short-term securities and U.S. Government obligations, aggregated $13,890,488 and $15,813,402 respectively.

     Purchases of U.S. Government obligations for the year ended December 31, 2008, other than short-term obligations, aggregated $1,173,387.

5. CAPITAL. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2008, the Fund did not have any transactions in shares of beneficial interest.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     At the Fund's November 14, 2007 Board meeting, the Board approved the filing of a shelf registration with the SEC which will give the Fund the ability to offer preferred shares. The shelf registration was declared effective by the SEC on March 19, 2008.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the utility industry, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. On April 24, 2008, the Adviser entered into an administrative settlement with the SEC to resolve the SEC's inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the "Global Growth Fund") by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act, and Rule 17d-1 thereunder and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC's findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC and to cease and desist from future violations of the above referenced federal securities laws. The settlement is not expected to impact the Fund and will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex including the Fund. The officer denies the allegations and is continuing in his positions with the Adviser and the funds. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

     In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Adviser involving compliance with Section 19(a) of the Investment Company Act of 1940 and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders, which adequately disclose the source or sources of such distribution. While the two funds sent annual statements and provided other materials containing this information, the shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made for 2002 and 2003. The Adviser believes that the funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Adviser neither admits nor denies the findings by the SEC, the Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Adviser. The staff's notice to the Adviser did not relate to the Fund.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Gabelli Global Utility & Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Utility & Income Trust (hereafter referred to as the "Trust") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2009

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ADDITIONAL FUND INFORMATION (UNAUDITED)

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Utility & Income Trust at One Corporate Center, Rye, NY 10580-1422.

                                              NUMBER OF
                               TERM OF      FUNDS IN FUND
    NAME, POSITION(S)        OFFICE AND        Complex
       ADDRESS(1)             LENGTH OF      OVERSEEN BY        PRINCIPAL OCCUPATION(S)          OTHER DIRECTORSHIPS
         AND AGE           TIME SERVED(2)      TRUSTEE           DURING PAST FIVE YEARS           HELD BY TRUSTEE(4)
------------------------   --------------   -------------   -------------------------------   ------------------------
INTERESTED TRUSTEE(3):

SALVATORE M. SALIBELLO     Since 2004**            3        Certified Public Accountant and              --
Trustee Age: 63                                             Managing Partner of the public
                                                            accounting firm of Salibello &
                                                            Broder LLP since 1978

INDEPENDENT TRUSTEES(5):

ANTHONY J. COLAVITA        Since 2004***          36        Partner in the law firm of                   --
Trustee                                                     Anthony J. Colavita, P.C.
Age: 73

JAMES P. CONN              Since 2004*            18        Former Managing Director and                 --
Trustee                                                     Chief Investment Officer of
Age: 70                                                     Financial Security Assurance
                                                            Holdings Ltd. (insurance
                                                            holding company) (1992-1998)

MARIO D'URSO               Since 2004**            5        Chairman of Mittel Capital                  --
Trustee                                                     Markets S.p.A. since 2001;
Age: 68                                                     Senator in the Italian
                                                            Parliament (1996-2001)

VINCENT D. ENRIGHT         Since 2004**           16        Former Senior Vice President      Director of Echo
Trustee                                                     and Chief Financial Officer of    Therapeutics, Inc.
Age: 65                                                     KeySpan Corporation (public       (therapeutics and
                                                            utility) (1994-1998)              diagnostics)

MICHAEL J. MELARKEY        Since 2004**            5        Partner in the law firm of        Director of Southwest
Trustee                                                     Avansino, Melarkey, Knobel &      Gas Corporation (natural
Age: 59                                                     Mulligan                          gas utility)

SALVATORE J. ZIZZA         Since 2004***          28        Chairman of Zizza & Co., Ltd.     Director of Hollis-Eden
Trustee                                                     (consulting)                      Pharmaceuticals
Age: 63                                                                                       (biotechnology);
                                                                                              Director of Earl Scheib,
                                                                                              Inc. (automotive
                                                                                              services)

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
              ADDITIONAL FUND INFORMATION (CONTINUED) (UNAUDITED)

                         TERM OF
 NAME, POSITION(S)     OFFICE AND
    ADDRESS(1)         LENGTH OF                            PRINCIPAL OCCUPATION(S)
      AND AGE        TIME SERVED(2)                          DURING PAST FIVE YEARS
------------------   --------------   -------------------------------------------------------------------
OFFICERS:

BRUCE N. ALPERT        Since 2004     Executive Vice President and Chief Operating Officer of Gabelli
President                             Funds, LLC since 1988 and an officer of all of the registered
Age: 57                               investment companies in the Gabelli/GAMCO Funds complex. Director and President of Teton Advisors, Inc. (formerly Gabelli Advisers,
                                      Inc.) since 1998

DAVID I. SCHACHTER     Since 2004     Vice President of The Gabelli Utility Trust since 1999, The Gabelli
Vice President                        Global Deal Fund since 2006, and The Gabelli Healthcare &
Age: 55                               WellnessRx Trust since 2007; Vice President of Gabelli Funds, LLC since 1996

AGNES MULLADY          Since 2006     Vice President of Gabelli Funds, LLC since 2007; Officer of all of
Treasurer and                         the registered investment companies in the Gabelli/GAMCO Funds
Secretary                             complex; Senior Vice President of U.S. Trust Company, N.A. and
Age: 50                               Treasurer and Chief Financial Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC Distribution Partners
                                      from 2002 through 2004

PETER D. GOLDSTEIN     Since 2004     Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004;
Chief Compliance                      Chief Compliance Officer of all of the registered investment
Officer                               companies in the Gabelli/GAMCO Funds complex; Vice President of
Age: 55                               Goldman Sachs Asset Management from 2000 through 2004

----------
1    Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

2 The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**   - Term expires at the Fund's 2010 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** - Term expires at the Fund's 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3 "Interested person" of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an "interested person" of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the investment adviser.

4 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.

5    Trustees who are not interested persons are considered "Independent"
     Trustees.

                   THE GABELLI GLOBAL UTILITY & INCOME TRUST
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2008

CASH DIVIDENDS AND DISTRIBUTIONS

                                       TOTAL AMOUNT    ORDINARY     LONG-TERM                     DIVIDEND
                 PAYABLE    RECORD         PAID       INVESTMENT    CAPITAL      RETURN OF      REINVESTMENT
                  DATE       DATE     PER SHARE (a)   INCOME (a)   GAINS (a)   CAPITAL (a)(c)       PRICE
                --------   --------   -------------   ----------   ---------   --------------   ------------
COMMON SHARES
                01/25/08   01/16/08     $0.10000       $0.09284           --      $0.00716        $21.4197
                02/25/08   02/14/08      0.10000        0.08373     $0.00911       0.00716         21.4362
                03/25/08   03/17/08      0.10000        0.05369      0.03915       0.00716         20.4267
                04/24/08   04/16/08      0.10000        0.05369      0.03915       0.00716         20.9557
                05/23/08   05/15/08      0.10000        0.05369      0.03915       0.00716         21.2467
                06/24/08   06/16/08      0.10000        0.05369      0.03915       0.00716         20.6110
                07/25/08   07/17/08      0.10000        0.05369      0.03915       0.00716         19.8269
                08/25/08   08/15/08      0.10000        0.05369      0.03915       0.00716         19.4906
                09/24/08   09/16/08      0.10000        0.05369      0.03915       0.00716         17.7200
                10/27/08   10/17/08      0.10000        0.05369      0.03915       0.00716         15.5101
                11/21/08   11/13/08      0.10000        0.05369      0.03915       0.00716         13.9219
                12/17/08   12/12/08      0.10000        0.05369      0.03915       0.00716         15.2299
                                        --------       --------     --------      --------
                                        $1.20000       $0.71347     $0.40061      $0.08592
                                        --------       --------     --------      --------

     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2008 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the year ended December 31, 2008 were $1,221,400, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME, AND U.S. TREASURY SECURITIES INCOME

     The Fund paid to common shareholders an ordinary income dividend of $0.71346 per share in 2008. For the year ended December 31, 2008, 88.43% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2008 derived from U.S. Treasury securities was 1.49%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2008. The percentage of net assets of U.S. Government securities held as of December 31, 2008 was 9.60%.

                        HISTORICAL DISTRIBUTION SUMMARY

COMMON SHARES

                            SHORT-TERM   LONG-TERM                                       ADJUSTMENT
               INVESTMENT     CAPITAL     CAPITAL     RETURN OF        TOTAL                 TO
               INCOME (b)    GAINS (b)     GAINS     CAPITAL (c)   DISTRIBUTIONS (a)   COST BASIS (d)
               ----------   ----------   ---------   -----------   -----------------   --------------
2008 .......    $0.63471     $0.07875     $0.40064     $0.08590         $1.20000          $0.08590
2007 .......     0.30220      0.28180      0.94600           --          1.53000                --
2006 .......     0.56420      0.09180      0.54400           --          1.20000                --
2005 .......     0.63370      0.15660      0.65970           --          1.45000                --
2004 .......     0.26099      0.07758           --      0.26143          0.60000           0.26143

----------
(a)  Total amounts may differ due to rounding.

(b)  Taxable as ordinary income for Federal tax purposes.

(c)  Non-taxable.

(d)  Decrease in cost basis.

     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

        The Annual Meeting of The Gabelli Global Utility & Income Trust's
       shareholders will be held on Monday, May 18, 2009 at the Greenwich
                       Library in Greenwich, Connecticut.

                                    (GRAPHIC)

                              TRUSTEES AND OFFICERS
                    THE GABELLI GLOBAL UTILITY & INCOME TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

TRUSTEES
Anthony J. Colavita
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.

James P. Conn
   FORMER MANAGING DIRECTOR &
   CHIEF INVESTMENT OFFICER,
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Mario d'Urso
   FORMER ITALIAN SENATOR

Vincent D. Enright
   FORMER SENIOR VICE PRESIDENT &
   CHIEF FINANCIAL OFFICER,
   KEYSPAN CORP.

Michael J. Melarkey
   ATTORNEY-AT-LAW,
   AVANSINO, MELARKEY, KNOBEL & MULLIGAN

Salvatore M. Salibello
   CERTIFIED PUBLIC ACCOUNTANT,
   SALIBELLO & BRODER LLP

Salvatore J. Zizza
   CHAIRMAN, ZIZZA & CO., LTD.

OFFICERS

Bruce N. Alpert
   PRESIDENT

Peter D. Goldstein
   CHIEF COMPLIANCE OFFICER

Agnes Mullady
   TREASURER AND SECRETARY

David I. Schachter
   VICE PRESIDENT & OMBUDSMAN

INVESTMENT ADVISER
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.

STOCK EXCHANGE LISTING

                              Common
                            ---------
NYSE Alternext US-Symbol:      GLU
Shares Outstanding:         3,050,236

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI
(800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its shares in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares.

                    THE GABELLI GLOBAL UTILITY & INCOME TRUST

                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)

                   FAX: 914-921-5118 INTERNET: www.gabelli.com

                          E-MAIL: closedend@Gabelli.com              GLU Q4/2008

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,650 for 2007 and $52,750 for 2008.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2007 and $0 for 2008.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,350 for 2007 and $4,000 for 2008. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $0 for 2008.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b) N/A

               (c) 100%

               (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2007 and $0 for 2008.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Vincent D. Enright, and Salvatore J. Zizza.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS


         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

         The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

           Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.       CONFLICTS OF INTEREST.

                  The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

                  In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

         B.       OPERATION OF PROXY VOTING COMMITTEE

                  For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms ("VAFs") - Issued by Broadridge Financial Solutions, Inc. ("Broadridge") VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue


5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o     Banks and brokerage firms using the services at Broadridge:

      The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

o     Banks and brokerage firms issuing proxies directly:

      The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o A limited Power of Attorney appointing the attendee an Adviser representative.

o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

o    A sample ERISA and Individual contract.

o    A sample of the annual authorization to vote proxies form.

o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES






PROXY VOTING GUIDELINES





GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS


The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
        This may include such areas as:
        -Paying greenmail
        -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance


SELECTION OF AUDITORS


In general, we support the Board of Directors' recommendation for auditors.



BLANK CHECK PREFERRED STOCK


We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.



CLASSIFIED BOARD


A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.



INCREASE AUTHORIZED COMMON STOCK


The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
        -Stock split
        -Stock option or other executive compensation plan
        -Finance growth of company/strengthen balance sheet
        -Aid in restructuring
        -Improve credit rating
        -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.


CONFIDENTIAL BALLOT


We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING


In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.



DIRECTOR LIABILITY AND INDEMNIFICATION


We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.


EQUAL ACCESS TO THE PROXY


The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.


FAIR PRICE PROVISIONS


Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.



GOLDEN PARACHUTES


Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.



ANTI-GREENMAIL PROPOSALS


We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.



LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS


We support the right of shareholders to call a special meeting.


CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER


This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.



MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS


Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.



MILITARY ISSUES


Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.


NORTHERN IRELAND


Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW


This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation
o    Management history of responsiveness to shareholders
o    Other mitigating factors



POISON PILL


In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.



REINCORPORATION


Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.


STOCK OPTION PLANS


Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS


Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.


LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT


Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGER

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Utility & Income Trust, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

                                                                            No. of      Total Assets
                                                                           Accounts      in Accounts
                                                                             where          where
 Name of Portfolio                                 Total                 Advisory Fee   Advisory Fee
     Manager or                               No. of Accounts    Total    is Based on    is Based on
    Team Member          Type of Accounts         Managed       Assets    Performance    Performance
-------------------   ---------------------   ---------------   ------   ------------   ------------
1. Mario J. Gabelli   Registered                      24          10.5B        7             3.4B
                      Investment Companies:

                      Other Pooled                    22         355.1M       19           316.4M
                      Investment Vehicles:

                      Other Accounts:              2,049           8.1B        6           994.1M

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2008.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                           (c) TOTAL NUMBER OF      (d) MAXIMUM NUMBER (OR
                                                            SHARES (OR UNITS)    APPROXIMATE DOLLAR VALUE) OF
           (a) TOTAL NUMBER OF                            PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY
            SHARES (OR UNITS)    (b) AVERAGE PRICE PAID    PUBLICLY ANNOUNCED     YET BE PURCHASED UNDER THE
 PERIOD         PURCHASED          PER SHARE (OR UNIT)      PLANS OR PROGRAMS          PLANS OR PROGRAMS
--------   -------------------   ----------------------   --------------------   ----------------------------
Month #1   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
07/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
07/31/08

Month #2   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
08/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
08/31/08

Month #3   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
09/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
09/30/08

Month #4   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
10/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
10/31/08

Month #5   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
11/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
11/30/08

Month #6   Common - N/A          Common - N/A             Common - N/A           Common - 3,050,236
12/01/08
through    Preferred - N/A       Preferred - N/A          Preferred - N/A        Preferred - N/A
12/31/08

Total      Common - N/A          Common - N/A             Common - N/A           N/A

           Preferred - N/A       Preferred - N/A          Preferred - N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.

     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.

c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.

d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

   (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

   (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   The Gabelli Global Utility & Income Trust
              ------------------------------------------------------------------


By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*   /s/ Bruce N. Alpert
                            ----------------------------------------
                            Bruce N. Alpert, Principal Executive
                            Officer

Date 3/9/09


By (Signature and Title)*   /s/ Agnes Mullady
                            ----------------------------------------
                            Agnes Mullady, Principal Financial
                            Officer and Treasurer

Date 3/9/09

* Print the name and title of each signing officer under his or her signature.